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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 2004


                      NEW CENTURY MORTGAGE SECURITIES, INC.

                  (as depositor under an Indenture, dated as of
                      April 21, 2004, providing for, inter
                    alia, the issuance of Asset Backed Notes,
                                 Series 2004-1)


                      New Century Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                 333-110474           33-0852169
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(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                  File Number)          Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                            92612
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
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                                       -2-

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

                  25.1 Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.












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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2004
                                         NEW CENTURY MORTGAGE SECURITIES,
                                         INC.

                                         By:  /s/ Kevin Cloyd
                                              ----------------------------
                                         Name:    Kevin Cloyd
                                         Title:   Executive Vice President













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                                Index to Exhibits


Exhibit
Number            Description
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25.1              Statement of Eligibility of Deutsche Bank National Trust
                  Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.











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                                  EXHIBIT 25.1